LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL 50 FUND

December 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Global 50 Fund delivered an exceptional total return of 35.18% for the 12 months ended October 31, 1999, exceeding the return of the Lipper Global Funds Average by over 700 basis points and the MSCI World Index by over 1000 basis points.

The fund's net asset value on October 31 was $18.06 per share, increasing from $13.36 per share over the 12 months. The fund's net assets stood at approximately $101 million on October 31.

Included in this report is an interview with Shawn Lytle, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS.....................1
FUND PERFORMANCE ..............................2
PORTFOLIO MANAGER Q&A..........................3
FUND FACTS AND HIGHLIGHTS......................5
FINANCIAL STATEMENTS...........................8
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on May 31, 1998,* would have grown to $12,040 on October 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


Growth of $10,000 since fund inception* May 31, 1998 - October 31, 1999

[GRAPH]


                 J.P. Morgan               MSCI              Lipper Global
                Global 50 Fund         World Index           Funds Average
 5/31/98            10,000                10,000                 10,000
 6/30/98             9,953                10,236                 10,043
 7/31/98            10,047                10,218                 10,010
 8/31/98             8,260                 8,854                  8,521
 9/30/98             7,867                 9,009                  8,595
10/31/98             8,907                 9,822                  9,172
11/30/98             9,513                10,404                  9,683
12/31/98             9,820                10,911                 10,146
 1/31/99            10,193                11,148                 10,372
 2/28/99             9,893                10,850                 10,062
 3/31/99            10,673                11,300                 10,432
 4/30/99            11,280                11,744                 10,933
 5/31/99            10,800                11,313                 10,626
 6/30/99            11,533                11,840                 11,210
 7/31/99            11,520                11,802                 11,226
 8/31/99            11,660                11,780                 11,204
 9/30/99            11,467                11,664                 11,097
10/31/99            12,040                12,269                 11,573

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE CUMULATIVE RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                                                    TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                               ----------------------    ----------------------------------
                                                               THREE         SIX           ONE           SINCE
AS OF OCTOBER 31, 1999                                         MONTHS        MONTHS        YEAR          INCEPTION*
-------------------------------------------------------------------------------------    ----------------------------------
J.P. Morgan Global 50 Fund                                     4.51%          6.74%         35.18%       14.00%
MSCI World Index**                                             3.95%          4.47%         24.91%       15.53%
Lipper Global Funds Average                                    3.11%          5.98%         28.13%       10.33%

As of September 30, 1999
-------------------------------------------------------------------------------------    ----------------------------------
J.P. Morgan Global 50 Fund                                    -0.58%          7.43%         45.76%       10.81%
MSCI World Index**                                            -1.48%          3.22%         29.47%       12.24%
Lipper Global Funds Average                                   -1.02%          6.37%         30.51%        7.49%

*The fund commenced operations on May 29, 1998, and has provided an average annual total return of 13.92% from that date through October 31, 1999. For the purpose of comparison, the "since inception" returns are calculated from May 31, 1998, the first date when data for the fund's benchmark and its Lipper category average were available.

**The MSCI World Index is an unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries. It does not include fees or operating expenses and is not available for actual investment. Past performance is no guarantee of future results. Returns are net of fees and reflect the reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO  MANAGER Q&A

[PHOTO]

Following is an interview with Shawn Lytle, vice president, a member of the London-based portfolio management team of the J.P. Morgan Global 50 Fund. Shawn joined J.P. Morgan in 1992. Prior to joining the portfolio management team in London, Shawn was responsible for new business development for independent U.S. money managers. Shawn holds a B.A. in business administration from Georgetown University. This interview was conducted on November 19, 1999, and reflects his views on that date.

THE FUND'S PERFORMANCE HAS BEEN EXCEPTIONAL - UP 35.18% IN THE 12 MONTHS ENDED OCTOBER 31, 1999. WHAT LED TO SUCH A STRONG RETURN?

SL: Remember that last year at this time we were coming out of the tremendous turmoil of the summer of 1998, when Russia's currency devalued and concerns about the economies in Latin American and Asia drove equity prices down worldwide. Fortunately, the Federal Reserve and other central banks acted quickly. In the U.S., short-term interest rates were reduced by 75 basis points. That surge in liquidity helped stock markets rally worldwide toward the end of the year, so markets that had sold off earlier snapped back sharply.

THAT EXPLAINS THE FUND'S STRONG ABSOLUTE PERFORMANCE. HOW DID IT OUTPERFORM THE LIPPER GLOBAL FUNDS AVERAGE BY 700 BASIS POINTS?

SL: We've had strong stock selection across the board and specifically in two areas: in the technology sector and in Japan. Stock selection in Japan has been particularly effective.

WHY DID TECHNOLOGY WORK?

SL: Our holdings in both the United States and worldwide outperformed the world technology sector. In the U.S., we owned EMC, a data storage leader, particularly in the Internet. We sold it in June and two months later bought Cisco. But remember we can search worldwide for the best stocks in each sector. We happened to find better value in European and Japanese technology companies, even though the U.S. has twice as many technology companies. One of our best performers was ST Microelectronics, the French semiconductor maker. The semiconductor industry was at the bottom of its cycle last September. It rebounded sharply in the fourth quarter of 1998 and has continued to perform well to date in 1999. We also looked at U.S. semiconductor maker Texas Instruments at the time, but we preferred ST Micro because it was selling at a lower price/earnings multiple, it offered pure exposure to the semiconductor industry, it made very good chips used in the popular Nokia cellular telephones, and it had good capacity management, a big issue in the industry.

Another European technology stock we liked was Philips (Netherlands), a consumer electronics company with interests in electronics and semiconductors. It has done very well by restructuring, and it has been able to drive its cost-cutting gains through to earnings.

WHAT WORKED IN JAPAN?

SL: We held three technology companies that each more than doubled: Sony, Rohm and Softbank. Sony, of course, is one of the leading consumer electronics companies in the world, and its new PlayStation has attracted considerable attention. Rohm is a basic electronics company and Softbank, which we purchased midway through the period, has extensive Internet holdings. In other Japanese sectors, stock selection was also strong. Companies like Yamanouchi in healthcare and Mitsubishi Chemical in chemicals and Mitsui Trust in banking all outperformed their global peers.

WHAT MADE TECHNOLOGY WORK SO WELL?

SL: Our success in technology during the period is a perfect example of how we want the investment process to work. We divide the equity markets worldwide into 19 sectors, and pick the best opportunities in each sector, regardless of region. In technology, we found European and Japanese technology companies at more reasonable prices and with better expected returns than in the U.S. That worked because valuations were high in the U.S. over the last 12 months.

SO THE EMPHASIS IS ON STOCK SELECTION, RIGHT?

SL: Right. We're bottom-up stock pickers, letting our stock selection dictate our country weights. In sectors, we are well diversified, but not neutral. We can overweight a sector. For example, we currently have an overweight in telecommunications. In countries, our stock selection led us to hold more Japanese stocks than the median portfolio manager. So when the Japanese stock market outperformed all other industrialized stock markets in the world over the period, that validated our bottom-up approach. We overweighted Japan last October because as the yen appreciated, we thought stocks of its exporters like Sony and Honda were unduly punished.

WHAT IS YOUR OUTLOOK?

SL: We're going to continue to do what we've been doing - working with our expert analysts around the world to try to identify undervalued companies. We are continuing to find more of these companies in Europe and the Far East than in the United States, where we believe equity values are stretched. We like Japanese stocks because we see an economy which is finally stabilizing and corporate restructuring which is finally taking hold.

HOW ABOUT EUROPE?

SL: We hold a larger overweight in Europe than we do in Japan and we continue to find attractive stocks in many sectors. For example, in telecommunications, we own five European companies, including Mannesmann in Germany. The changing dynamics in the telecommunications markets there, with the explosion of wireless use and mergers and acquisitions activity, make this an exciting sector. In fact, total European mergers and acquisitions activity surpassed that of the U.S. in the third quarter for the first time ever. We expect this trend to continue. We see the best value worldwide in Europe for three reasons: 1) strong economic growth; 2) we expect merger and acquisition activity to continue; and
3) corporate restructuring is continuing at a rapid pace.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Global 50 Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/29/98

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$101,070,440

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The fund's current annual expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-   EUROPE/AFRICA 45.3%

-   UNITED STATES 20.0%

-   JAPAN 18.6%

-   ASIA PACIFIC EX-JAPAN 10.9%

-   CANADA 3.4%

-   LATIN AMERICA 1.8%


LARGEST EQUITY HOLDINGS                                % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Mitsui Trust & Banking Co. (Japan)                              3.9%
Mitsubishi Chemical Corp. (Japan)                               3.0%
Sony Corp. (Japan)                                              2.9%
Christian Dior SA (France)                                      2.7%
DBS Group Holdings Ltd. (Singapore)                             2.6%
Rohm Co. Ltd. (Japan)                                           2.5%
Stora Enso OYJ, R Shares (Finland)                              2.5%
Koninklijke Philips Electronics NV (Netherlands)                2.5%
Cisco Systems Inc. (United States)                              2.5%
Allied Zurich PLC (United Kingdom)                              2.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Reference to specific securities are not intended to be or should be interpreted as recommendations to buy or sell the securities. Opinions expressed are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks such as economic and political instability and currency fluctuation.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS  PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCK (86.2%)
AUSTRALIA (4.1%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...     279,000   $  2,016,146
North Ltd. (Metals & Mining)(s)..................   1,078,400      2,082,223
                                                                ------------
                                                                   4,098,369
                                                                ------------
AUSTRIA (1.9%)
Bank Austria AG (Banking)(s).....................      38,200      1,897,897
                                                                ------------

CANADA (1.4%)
Newcourt Credit Group, Inc. (Financial
  Services)(s)...................................      86,500      1,421,844
                                                                ------------

CHINA (1.7%)
Huaneng Power International, Inc. (Spon. ADR)
  (Energy Source)(s).............................      94,000      1,139,750
Huaneng Power International, Inc., H Shares
  (Energy Source)(s).............................   2,018,000        629,853
                                                                ------------
                                                                   1,769,603
                                                                ------------
FINLAND (2.4%)
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................     184,653      2,454,353
                                                                ------------

FRANCE (11.1%)
Banque Nationale de Paris (Financial
  Services)(s)...................................      22,417      1,967,377
Christian Dior SA (Retail)(s)....................      15,050      2,692,277
Rhodia SA (Chemicals)(s).........................      96,067      1,852,823
STMicroelectronics NV (Electronics)(s)...........      27,180      2,385,391
Total SA, B Shares (Oil-Services)(s).............      17,319      2,339,135
                                                                ------------
                                                                  11,237,003
                                                                ------------

GERMANY (2.2%)
Mannesman AG (Diversified Manufacturing)(s)......      14,000      2,199,849
                                                                ------------

HONG KONG (2.3%)
Hongkong Electric Holdings Ltd. (Electric)(s)....     749,500      2,291,085
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
IRELAND (0.3%)
Eircom PLC (Telecommunication Services)(s)+......      63,200   $    262,384
                                                                ------------

ITALY (1.9%)
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................     395,000      1,938,820
                                                                ------------

JAPAN (18.1%)
Honda Motor Co. Ltd. (Automotive)(s).............      48,000      2,023,763
Mitsubishi Chemical Corp. (Chemicals)(s).........     638,000      2,891,662
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....   1,228,000      3,812,494
Rohm Co. Ltd. (Electronics)(s)...................      11,000      2,466,461
Softbank Corp. (Computer Software)(s)............       5,000      2,074,549
Sony Corp. (Electronics)(s)......................      18,200      2,835,683
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................      47,400      2,148,351
                                                                ------------
                                                                  18,252,963
                                                                ------------

NETHERLANDS (4.4%)
Koninklijke Philips Electronics NV
  (Electronics)(s)...............................      23,857      2,444,804
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................      61,500      2,053,600
                                                                ------------
                                                                   4,498,404
                                                                ------------

SINGAPORE (2.5%)
DBS Group Holdings Ltd. (144A) (Financial
  Services)(s)...................................     228,480      2,581,628
                                                                ------------

SOUTH AFRICA (2.0%)
South African Breweries Ltd. (Food, Beverages &
  Tobacco)(s)+...................................     234,698      2,054,787
                                                                ------------

SPAIN (3.7%)
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................      69,300      1,660,702
Iberdrola SA (Electric)(s).......................     140,100      2,040,915
                                                                ------------
                                                                   3,701,617
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
SWITZERLAND (3.8%)
Nestle SA (Food, Beverages & Tobacco)(s).........       1,100   $  2,122,414
Swisscom AG (Telecommunication Services)(s)......       5,500      1,676,634
                                                                ------------
                                                                   3,799,048
                                                                ------------

UNITED KINGDOM (6.3%)
Allied Zurich PLC (Insurance)(s).................     198,800      2,413,959
British Airways PLC (Airlines)(s)................     385,000      1,964,731
Cable & Wireless PLC (Telecommunication
  Services)(s)...................................     170,200      1,982,895
                                                                ------------
                                                                   6,361,585
                                                                ------------
UNITED STATES (16.1%)
Ambac Financial Group, Inc. (Insurance)(s).......      35,400      2,115,150
Bank of America Corp. (Banking)(s)...............      29,700      1,911,938
Bristol-Myers Squibb Co. (Pharmaceuticals)(s)....      28,800      2,212,200
Cisco Systems, Inc. (Computer Peripherals)(s)+...      32,700      2,420,822
Level 3 Communications, Inc. (Telecommunication
  Services)(s)+..................................      31,000      2,118,656
MCI WorldCom, Inc. (Telecommunication
  Services)(s)+..................................      25,800      2,213,156
Monsanto Co. (Chemicals)(s)......................      42,900      1,651,650
Philip Morris Companies, Inc. (Food, Beverages &
  Tobacco)(s)....................................      50,500      1,271,969
Waste Management, Inc. (Pollution Control)(s)....      21,000        385,875
                                                                ------------
                                                                  16,301,416
                                                                ------------
  TOTAL COMMON STOCK (COST $74,775,787)..........                 87,122,655
                                                                ------------

CONVERTIBLE PREFERRED STOCKS (3.8%)
CANADA (1.9%)
Seagram, Ltd., 7.5% (Food, Beverages &
  Tobacco).......................................      39,000      1,928,062
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

UNITED STATES (1.9%)
Union Pacific Capital Trust, 6.25%
  (Transportation)...............................      40,600   $  1,986,863
                                                                ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST
   $4,190,006)...................................                  3,914,925
                                                                ------------

PREFERRED STOCK (3.8%)
BRAZIL (1.8%)
Embratel Participacoes SA (ADR)
  (Telecommunication Services)(s)................      11,070        142,526
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)................      98,080      1,655,100
                                                                ------------
                                                                   1,797,626
                                                                ------------

GERMANY (2.0%)
Volkswagen AG (Automotive)(s)....................      57,100      2,022,505
                                                                ------------
  TOTAL PREFERRED STOCK (COST $4,263,728)........                  3,820,131
                                                                ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CONVERTIBLE BONDS (2.0%)
NETHERLANDS (2.0%)
Telefonica Europe BV, 2.00% due 07/15/02
  (Telecommunication Services) (cost
  $1,925,461)+...................................  $1,210,000      2,005,575
                                                                ------------

SHORT-TERM INVESTMENTS (1.3%)
REPURCHASE AGREEMENT (1.2%)
State Street Bank and Trust Co., 4.25% dated
  10/31/99 due 11/01/99, proceeds $1,207,427
  (collateralized by $1,040,000, U.S. Treasury
  Note, 8.125% due 08/15/19, valued at
  $1,232,400)....................................   1,207,000      1,207,000
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------  -------------
U.S. TREASURY OBLIGATIONS (0.1%)
United States Treasury Bills, 5.09%(y) due
  03/02/00(s)....................................  $  100,000   $     98,377
                                                                ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,305,316)...................................                  1,305,377
                                                                ------------
TOTAL INVESTMENTS (COST
  $86,460,298) (97.1%)........................................    98,168,663
OTHER ASSETS IN EXCESS OF
  LIABILITIES (2.9%)..........................................     2,901,777
                                                                ------------
NET ASSETS (100.0%)...........................................  $101,070,440
                                                                ============

------------------------------
Note: Based on the cost of investments of $86,656,488 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation and depreciation was $18,129,658 and $6,617,483, respectively, resulting in net unrealized appreciation of $11,512,175.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $37,215,871 of the market value has been segregated.

(y) - Yield to maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Telecommunication Services........................        14.3%
Electronic........................................        10.3%
Banking...........................................         7.8%
Food, Beverages & Tobacco.........................         7.5%
Chemicals.........................................         6.5%
Financial Services................................         6.1%
Insurance.........................................         4.6%
Pharmaceuticals...................................         4.5%
Electric..........................................         4.4%
Broadcasting & Publishing.........................         4.2%
Automotive........................................         4.1%
Retail............................................         2.7%
Forest Products & Paper...........................         2.5%
Computer Peripherals..............................         2.5%
Oil Services......................................         2.4%
Diversifed Manufacturing..........................         2.2%
Metals & Mining...................................         2.1%
Computer Software.................................         2.1%
Airlines..........................................         2.0%
Transportation....................................         2.0%
Energy Source.....................................         1.8%
Construction & Housing............................         1.7%
Short-Term Investment.............................         1.2%
Pollution Control.................................         0.4%
Government Obligation.............................         0.1%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $86,460,298)            $ 98,168,663
Cash                                                     11,461
Foreign Currency at Value (Cost $584,066)               569,775
Receivable for Investments Sold                       4,104,732
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    247,912
Dividends and Interest Receivable                        88,808
Foreign Tax Reclaim Receivable                           76,730
Receivable for Shares of Beneficial Interest Sold        31,148
Receivable for Expense Reimbursements                    24,968
Deferred Organization Expenses                           14,326
Variation Margin Receivable                               5,176
Prepaid Trustees' Fees                                      289
                                                   ------------
    Total Assets                                    103,343,988
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     1,398,903
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    557,888
Advisory Fee Payable                                    103,311
Payable for Shares of Beneficial Interest
  Redeemed                                               37,160
Shareholder Servicing Fee Payable                        20,664
Organization Expenses Payable                            16,250
Foreign Tax Withholding Payable                           9,534
Administrative Services Fee Payable                       4,158
Administration Fee Payable                                   67
Fund Services Fee Payable                                    55
Accrued Expenses                                        125,558
                                                   ------------
    Total Liabilities                                 2,273,548
                                                   ------------
NET ASSETS                                         $101,070,440
                                                   ============
J.P. MORGAN SHARES
Applicable to 5,596,131 shares outstanding
  (par value $0.001, unlimited shares authorized)  $101,070,440
                                                   ============
Net Asset Value, Offering and Redemption Price
  per Share                                              $18.06
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 86,176,459
Undistributed Net Investment Income                   1,614,387
Accumulated Net Realized Gain on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                        1,877,364
Net Unrealized Appreciation of Investments,
  Futures and Foreign Currency Contracts and
  Translations                                       11,402,230
                                                   ------------
    Net Assets                                     $101,070,440
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $127,941 )                                                   $ 1,475,740
Interest Income                                                        89,425
                                                                  -----------
    Investment Income                                               1,565,165
EXPENSES
Advisory Fee                                       $ 1,099,930
Shareholder Servicing Fee                              219,986
Custodian Fees and Expenses                            187,607
Transfer Agent Fees                                     77,372
Professional Fees and Expenses                          49,205
Administrative Services Fee                             45,603
Amortization of Organization Expense                     3,996
Fund Services Fee                                        1,781
Administrative Fee                                         800
Trustees' Fees and Expenses                                791
Miscellaneous                                           47,261
                                                   -----------
    Total Expenses                                   1,734,332
Less: Reimbursement of Expenses                       (414,416)
                                                   -----------
NET EXPENSES                                                        1,319,916
                                                                  -----------
NET INVESTMENT INCOME                                                 245,249
NET REALIZED GAIN ON
  Investment Transactions                            7,555,495
  Futures                                              530,211
  Foreign Currency Contracts and Transactions           88,981
                                                   -----------
    Net Realized Gain                                               8,174,687
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment Transactions                           15,863,591
  Futures                                               (5,539)
  Foreign Currency Contracts and Translations        1,374,480
                                                   -----------
    Net Change in Unrealized Appreciation                          17,232,532
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $25,652,468
                                                                  ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         MAY 29, 1998
                                                   FOR THE FISCAL      (COMMENCEMENT OF
                                                     YEAR ENDED       OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999    OCTOBER 31, 1998
                                                   ----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       245,249    $          148,574
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions        8,174,687            (5,467,543)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations           17,232,532            (5,830,302)
                                                   ---------------    ------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         25,652,468           (11,149,271)
                                                   ---------------    ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        30,583,982           101,633,355
Cost of Shares of Beneficial Interest Redeemed         (31,651,984)          (13,998,110)
                                                   ---------------    ------------------
    Net Increase (Decrease) from Shareholder
      Transactions                                      (1,068,002)           87,635,245
                                                   ---------------    ------------------
    Total Increase in Net Assets                        24,584,466            76,485,974
NET ASSETS
Beginning of Period                                     76,485,974                    --
                                                   ---------------    ------------------
End of Period (including undistributed net
  investment income of $1,614,387 and $1,276,161
  respectively)                                    $   101,070,440    $       76,485,974
                                                   ===============    ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                       FOR THE PERIOD
                                                                        MAY 29, 1998
                                                    FOR THE FISCAL    (COMMENCEMENT OF
                                                      YEAR ENDED     OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999   OCTOBER 31, 1998
                                                   ----------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         13.36   $            15.00
                                                   ---------------   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.06                 0.22
Net Realized and Unrealized Gain (Loss) on
  Investments, Futures and Foreign Currency
  Contracts and Transactions                                  4.64                (1.86)
                                                   ---------------   ------------------
Total from Investment Operations                              4.70                (1.64)
                                                   ---------------   ------------------

NET ASSET VALUE, END OF PERIOD                     $         18.06   $            13.36
                                                   ===============   ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 35.18%              (10.93)%(a)
Net Assets, End of Period (in thousands)           $       101,070   $           76,486
Ratio to Average Net Assets
  Net Expenses                                                1.50%                1.50%(b)
  Net Investment Income                                       0.28%                0.43%(b)
  Expenses without Reimbursement                              1.97%                2.07%(b)
Portfolio Turnover                                              84%                  54%(a)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Global 50 Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently, the fund only offers Select Shares. The fund commenced operations on May 29, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The fund may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last trade price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principle market maker or dealer. If prices are not supplied by the fund's independent pricing service or principle market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the fund's trustees.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

      The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the fund are presented at the exchange rates and market values prevailing at the end of the period, the fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. Amortization is calculated using the scientific method. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $20,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   f) The fund may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the fund as unrealized appreciation or depreciation of forward foreign currency contract translations.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash and/ or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The fund invests in futures contracts for the purpose of hedging its existing fund securities, or securities the fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   i) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $92,977, decrease Accumulated Net Realized Gain on Investments, Futures and Foreign Currency Contracts and Transactions by $88,981, and decrease Paid-in Capital by $3,996. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and wholly-owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 1.25% of the fund's average daily net assets. For the fiscal year ended October 31, 1999, such fees amounted to $1,099,930.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $800.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the fiscal year ended October 31, 1999, the fee for these services amounted to $45,603.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 1.50% of the average daily net assets of the fund until further notification. For the fiscal year ended October 31, 1999, Morgan has agreed to reimburse the fund $414,416 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $219,986.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,781 for the fiscal year ended October 31, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                           FOR THE PERIOD
                                                                            MAY 29, 1999
                                                                          (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED    OPERATIONS) THROUGH
                                                    OCTOBER 31, 1999      OCTOBER 31, 1998
                                                   ------------------  -----------------------
Shares sold......................................          1,838,738                6,808,830
Shares redeemed..................................         (1,968,762)              (1,082,675)
                                                   -----------------   ----------------------
Net Increase.....................................           (130,024)               5,726,155
                                                   =================   ======================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999 were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          -----------
$71,404,009        $72,334,144

At October 31, 1999, the fund had open forward foreign currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE      10/31/99    (DEPRECIATION)
------------------                                 -----------  -----------  --------------
Canadian Dollar 2,742,996, expiring 12/15/99.....  $ 1,862,753  $ 1,866,290  $       3,537
British Pound 3,597,629, expiring 12/15/99.......    5,776,533    5,913,642        137,109
Danish Krone 3,717,000, expiring 12/15/99........      521,465      527,715          6,250
Euro 9,381,167, expiring 12/15/99................   10,092,025    9,902,358       (189,667)
Euro 267,142 for JPY 30,000,000,
 expiring 12/15/99...............................      289,926      281,983         (7,943)
Hong Kong Dollar 8,726,594, expiring 12/15/99....    1,122,624    1,122,526            (98)
Hong Kong Dollar 756,000 for GBP 59,934,
 expiring 12/15/99...............................       98,517       97,246         (1,271)

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE      10/31/99    (DEPRECIATION)
------------------                                 -----------  -----------  --------------
Japanese Yen 205,023,290, expiring 12/15/99......  $ 1,950,000  $ 1,981,388  $      31,388
Norwegian Krone 1,768,457, expiring 12/15/99.....      223,177      225,255          2,078
Swedish Krona 11,547,172, expiring 12/15/99......    1,395,766    1,408,581         12,815
Swiss Franc 1,317,276, expiring 12/15/99.........      867,000      868,934          1,934
Swiss Franc 1,501,691 for GBP 605,192,
 expiring 12/15/99...............................      994,791      990,581         (4,210)

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
---------------                                    -----------
Australian Dollar 2,374,241,
 expiring 12/15/99...............................    1,548,777    1,515,719         33,058
Euro 15,504,506, expiring 12/15/99...............   16,176,372   16,365,892       (189,520)
Hong Kong Dollar 23,270,783,
 expiring 12/15/99...............................    2,994,182    2,993,386            796
Japanese Yen 1,023,977,108, expiring 12/15/99....    9,773,577    9,895,930       (122,353)
Singapore Dollar 3,258,000,
 expiring 12/15/99...............................    1,969,175    1,966,964          2,211
South African Rand 6,087,378,
 expiring 12/15/99...............................      983,993      984,018            (25)
Swiss Franc 4,162,098, expiring 12/15/99.........    2,719,436    2,745,501        (26,065)
                                                                             -------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $    (309,976)
                                                                             =============

At October 31, 1999, the fund had an open futures contract as follows:

                                                                                  CURRENT MARKET
                                                                  NET UNREALIZED      VALUE
                                                   CONTRACT LONG   APPRECIATION    OF CONTRACT
                                                   -------------  --------------  --------------
S&P 500 Index, expiring December 1999............             1   $      16,794   $     344,050
                                                   ============   =============   =============

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Global 50 Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global 50 Fund (one of the funds comprising J.P. Morgan Series Trust, hereafter referred to as the "fund") at October 31, 1999 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 29, 1998 (commencement of operations) to October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17 , 1999

J.P. MORGAN FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   EMERGING MARKETS DEBT FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.



J.P. MORGAN
GLOBAL 50 FUND






ANNUAL REPORT
OCTOBER 31, 1999